EXHIBIT 22.1


                    SUBSIDIARIES OF SEASONS BANCSHARES, INC.
                    ----------------------------------------


                                  SEASONS BANK
               (ORGANIZED UNDER THE LAWS OF THE STATE OF GEORGIA)